EXHIBIT 99.2






  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 1350 OF CHAPTER
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                      63 OF TITLE 18 OF THE UNITED STATES CODE


I, Steven C. Preston, the chief financial officer of The ServiceMaster Company, certify that that (i) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The ServiceMaster Company.








                                                       /s/    Steven C. Preston
                                                              Steven C. Preston
                                                              November 14, 2002